Exhibit 10.33 Lease Agreement between Technology Service Group, Inc. and McDonald Windward Partners II, L.L.C. dated November 12, 1996


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                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT, made and entered into by and between TECHNOLOGY SERVICE GROUP, INC., a Delaware corporation (hereinafter referred to as "Tenant"), and McDONALD WINDWARD PARTNERS II, L.L.C., a Georgia limited liability company (hereinafter referred to as "Landlord");

                               W I T N E S S E T H

     1. PREMISES. For and in consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby leases from Landlord certain premises being approximately 39,200 square feet of space within the building located at 1075 Windward Ridge Parkway (known as Building 200 at Windward Ridge), Forsyth County, Georgia, described in Exhibit "A" attached hereto and incorporated herein by reference, together with all rights, privileges, easements, and appurtenances belonging to or in any way pertaining to said premises and together with the buildings and other improvements situated or to be situated upon said premises (said real property, building and improvements being hereinafter referred to as the "Premises").

     TO HAVE AND TO HOLD the Premises for the Demised Term, as hereinafter defined.

     2. TERM. The term of this lease (hereinafter referred to as the "Demised Term") shall be for a period commencing on the Commencement Date, as hereinafter defined, and ending sixty (60) months thereafter, unless sooner terminated as provided in this lease; provided, however, that, in the event the Commencement Date is not the first day of a calendar month, the Demised Term shall extend for the remainder of the calendar month in which the Commencement Date occurs plus said number of months.

          The "Commencement Date" shall be the date upon which the buildings and other improvements erected and to be erected upon the Premises shall have been substantially completed in accordance with the plans and specifications described on Exhibit "B" attached hereto and incorporated herein by reference. Landlord shall notify Tenant in writing as soon as Landlord deems said buildings and other improvements to be completed and ready for occupancy as aforesaid. In the event that said buildings and other improvements have not in fact been substantially completed as aforesaid, Tenant shall notify Landlord in writing of its objections. Landlord shall have a reasonable time after delivery of such notice in which to take such corrective action as may be necessary, and shall notify Tenant in writing as soon as it deems such corrective action has been completed so that said buildings and other improvements are completed and ready for occupancy. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements have been completed in accordance with the plans and specifications and are in good and satisfactory condition. In the event of any dispute as to substantial completion of work performed or required to be performed by Landlord, or the date of substantial completion of such work, the certificate of Landlord's architect or general contractor shall be conclusive. Tenant acknowledges that no representations as to the condition of the Premises have been made by Landlord, unless such are expressly set forth in this lease. After the Commencement Date, Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises.

     3. BASE RENT. Tenant agrees to pay Landlord rent for the Premises, in advance, without demand, deduction or set off, for the Demised Term at the rate of Seventeen Thousand Eight Hundred Three and 33/100 Dollars ($17,803.33) per month. One monthly rent installment shall be due and payable on the date hereof and a like monthly rent installment shall be due and payable on or before the first day of each calendar month during the Demised Term, except that the rental payment for any fractional calendar month at the commencement or end of the Demised Term shall be prorated on the bases of a thirty-day month.

     In the event the Commencement Date occurs on or before December 31, 1996, Base Rent under this Paragraph 3 shall abate during the period beginning on the Commencement Date and ending on January 31, 1997. In the event the Commencement Date occurs on or after January 1, 1997, Base Rent under this Paragraph 3 shall abate during a thirty-day period beginning on the Commencement Date.

     4. SECURITY DEPOSIT. Tenant agrees to deposit with Landlord on the date hereof, in addition to the rent specified in Paragraph 3, the sum of Seventeen Thousand Eight Hundred Three and 33/100 Dollars ($17,803.33), which sum shall be held by Landlord, without obligation for interest (except as may be required by law), as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental payment or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant under this lease, Landlord may (but without obligation to do so), from time to time, without prejudice to any other remedy provided herein or provided by law or in equity, use this security deposit to the extent necessary


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to make good any arrears of rent or other payments due Landlord  hereunder,  and any other damage, injury, expense or liability caused by such event of default. Tenant shall pay Landlord, on demand, the amount of the security deposit so applied in order to restore the security deposit to its original amount. This security deposit shall be deemed the property of Landlord, but any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease that all of Tenant's obligations under this lease have been fulfilled.

     5. USE. The Premises shall be used only for the purpose of receiving, storing, shipping and selling (other than at retail) and fabricating / assembling printed circuit boards and products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto, including headquarters offices and administrative functions of the Tenant. Outside storage, including without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent; provided, however, that Landlord consents to the parking of Tenant's trucks (bobtail and tractor-trailer), and the use by Tenant of a trash compactor or similar receptacle, at Tenant's loading docks at the rear of the building. Tenant shall at its own cost and expense obtain any and all other licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the
Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building or buildings in which the Premises are situated or unreasonably interfere with their use of their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the Premises to be used for any purpose or in any manner (including without limitation, any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits. Tenant shall not use the Premises for the generation, storage, transportation or disposal of dangerous, toxic or hazardous materials, chemicals, wastes or similar substances, except as hereinafter provided below.

     Tenant's permitted use of the Premises shall also include printed circuit board insertion and product assembly operations, soldering and wave-flow operations, sapanofiers in aqueous cleaning operations with recycling system, and conformal coating and painting operations. All of Tenant's operations shall be performed in accordance with acceptable industry standards and shall comply with all environmental regulations.

     Tenant's permitted use of the Premises shall further include the use, receipt, storage, and handling of: (a) explosive or highly flammable material, as identified by Tenant on Exhibit "C"; and (b) hazardous materials and related waste, and the discharge of gases and fumes (by means of external equipment venting through exhaust curbs), all as identified by Tenant on Exhibit "C". Tenant may, after receipt of Landlord's written consent (which consent shall not be unreasonably withheld), modify the list on Exhibit "C" to include additional materials reasonably required by Tenant in the conduct of its business. Tenant warrants and agrees: (c) to store, as necessary, all flammable substances in UL-approved flammable liquid storage cabinets; and (d) to store all hazardous materials and waste in appropriate containers and at an appropriate location on the Premises, and to dispose of hazardous waste using state-approved and licensed subcontractors.

     6. TAXES.

          A. Landlord agrees to pay before delinquency, all taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as "taxes") lawfully levied or assessed against Premises; provided, however, that the maximum amount of taxes to be paid by Landlord hereunder for the Premises during any one real estate tax year shall be $.15 per square foot. (the "Landlord's Tax Share"). If in any real estate tax year during the Demised Term hereof or in any renewal or extension period the taxes levied or assessed against the Premises during such tax year shall exceed the sum set forth in the preceding sentence, Tenant shall pay to Landlord as additional rental, upon demand, the amount of such excess. In the event any such amount is not paid within thirty (30) days after the date of Tenant's receipt of Landlord's invoice, the unpaid amount shall bear interest at the rate of fifteen percent (15%) per annum from the date of the invoice until payment by Tenant.

     In the event the Premises constitute a portion of a multiple occupancy building or there are several buildings located in the tax parcel in which the Premises are situated, Tenant agrees to pay to Landlord, as additional rent, upon demand, the amount of Tenant's "proportionate share" of the taxes in excess of the Landlord's Tax Share. Tenant's "proportionate share", as used in this lease, shall mean a fraction, the numerator of which is gross square footage space contained in the Premises and the denominator of which is the gross square footage contained in the building or buildings located on the tax parcel in which the Premises are situated.


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          B. If at any time during the term of this lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges, levied, assessed or imposed on real estate and the improvements thereon, there shall be charged, levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the Premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

          C. The Landlord shall have the right (but no obligation) to employ a tax consulting firm to attempt to assure a fair tax burden on the building or buildings in which the Premises are located and grounds surrounding the Premises within the applicable tax jurisdiction. Tenant shall pay to Landlord upon demand from time to time, as additional rent, the amount of Tenant's "proportionate share" (as defined in subparagraph 6.A herein) of the cost of such service.

          D. Any payment to be made pursuant to this Paragraph 6 shall be prorated in the event any portion of the Demised Term is not within a full real estate tax year.

     7. LANDLORD'S REPAIRS. Landlord shall at its expense maintain only the roof, foundation and the structural soundness of the exterior walls of the Premises in good repair, reasonable wear and tear excepted. Tenant shall repair and pay for any damage caused by the negligence of Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. Tenant shall immediately give Landlord written notice of defects or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defects.

     8. TENANT'S REPAIRS.

          A. Tenant shall at its own cost and expense keep and maintain all parts of the Premises (except those for which Landlord is expressly responsible under the terms of this lease) in good condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, any special office entry, interior walls and finish work, floors and floor covering, heating and air condition systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, termite and pest extermination, and regular removal of trash and debris.

     Tenant shall provide Landlord with prior notice of any repair to be undertaken by Tenant costing in excess of $5,000 (in Tenant's reasonable estimation) and such other information as Landlord may reasonably request with respect to such repair, except such notice shall not be required if immediate repair is necessary for security or safety reasons.

          B. Tenant shall not damage any wall or disturb the integrity and support provided by any wall and shall, at its sole cost and expense, promptly repair any damage or injury to any wall caused by Tenant or its employees, agents or invitees.

          C. In the event the Premises constitute a portion of a multiple occupancy building, Tenant and its employees, customers and licensees shall have the exclusive right to use the parking areas located directly in front and to the rear of the Premises (as expanded or contracted in the future), subject to such reasonable rules and regulations as Landlord may from time to time prescribe to rights of ingress and egress of other tenants. Parking in the street, in the drive along the side of the building, or in the flow of traffic to the rear of the building is prohibited. Landlord shall not be responsible for enforcing Tenant's exclusive parking rights against any third parties.

          D. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for serving all hot water, heating and air conditioning systems and equipment within the Premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) no later than thirty
(30) days after the Commencement Date).

     9. COMMON AREA MAINTENANCE. Tenant shall pay to Landlord as additional rent a common area operating and maintenance fee equal to Tenant's "proportionate share" (as defined in subparagraph 6.A. herein) of the cost and expense for the operation and maintenance of the common areas of the building and park in which the Premises are located, including, but not limited to, the mowing of grass, care of shrubs, general landscaping, common sewage line plumbing, maintenance of building, parking areas, entrances, driveways and management thereof. Landlord estimates that the common area maintenance charges for 1997 will be $0.31 per square foot. If Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstructions or stoppage of the common sanitary sewage line, then Tenant, if Tenant


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is  responsible,  or such other  responsible  tenant,  shall pay the entire cost thereof, upon demand, as additional rent. Payment shall be made on the first day of each month based on the projected cost of such maintenance. At the end of each year, Landlord shall determine the actual costs of such maintenance. Any additional costs due from Tenant based on the actual costs shall be promptly paid by Tenant. Any savings will be credited against the following year's payments.

     10. TENANT IMPROVEMENTS TO PREMISES. Tenant shall not make any alterations, additions or improvements to the Premises, exterior or interior, without the prior written consent of Landlord, except for unattached movable fixtures which may be installed without drilling, cutting or otherwise defacing, damaging or overloading the Premises; provided, however, that Tenant may anchor (or otherwise secure to the floor) its business equipment and fencing, which equipment and fencing shall be removed by Tenant by the date of termination of this lease, and Tenant shall repair all damages caused by the installation or removal thereof. All alterations, additions or improvements erected by Tenant shall be and remain the property of Tenant during the term of this lease and Tenant shall, unless Landlord otherwise elects as provided, remove all alterations, additions or improvements erected by Tenant and restore the Premises to their original condition, reasonable wear and tear excepted, by the date of termination of this lease; provided, however, that if Landlord so elects prior to termination of this lease, such alterations, additions or improvements, with the exception of Tenant's business equipment discussed in the previous sentence, shall become the property of Landlord as of the date of termination of this lease. Tenant may not use or penetrate the roof of the Premises for any purpose whatsoever without Landlord's prior written consent. Any roof penetrations and exhaust curbs necessary for the ventilation of Tenant's equipment shall be performed and/or installed by Landlord's contractor of choice, at Tenant's sole expense. All construction work done by Tenant in the Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and at such times and in such manner as will cause a minimum of interference with other construction in progress and with the transaction of business in the building or buildings in which the Premises are located.

     11. SIGNAGE. Tenant shall not install any signs visible from outside the Premises except with the prior written consent of Landlord. Any permitted signs shall be maintained in compliance with applicable governmental rules and regulations governing such signs. Tenant shall be responsible to Landlord for any damage caused by the installation, use or maintenance of said signs. Tenant agrees, upon removal of said signs, to repair all damage (including discoloration) incident thereto.

     12. RIGHT OF ENTRY; INSPECTION. Landlord and Landlord's agents and representatives shall have the right, upon twenty-four hours notice (except in the case of emergencies), to enter and inspect the Premises at any reasonable time during business hours, to ascertain the condition of the Premises, to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease, or to show the Premises to prospective purchasers or tenants for spaces other than the Premises, or to show, during the last six (6) months of the Demised Term, the Premises for re-leasing. Landlord shall have the right to place or erect on the Premises a suitable sign indicating the Premises are available for rent during the last six (6) months of the Demised Term. As a condition to entry, Landlord and Landlord's agents and representatives shall observe Tenant's reasonable security and confidentiality rules, except in the case of emergencies.

     Tenant shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. In the event of Tenant's failure to arrange a joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     13. UTILITIES. Landlord agrees to provide at its cost water, electricity and telephone service connections into the Premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used in or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other premises. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises.

     14. ASSIGNMENT AND SUBLETTING.

          A. Tenant shall not, directly or indirectly, have the right to assign this lease or to sublet the whole or any part of the Premises without the prior written consent of Landlord. Consent to any assignment or sublease shall not be deemed a waiver of the right of Landlord to approve or disapprove a further assignment or subletting. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all if its other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default", as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option


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collect  directly  from such  assignee or  subtenant  all rents  becoming due to
Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be constructed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. For purposes of this Paragraph 14, each of the following events shall be deemed to be an assignment:

     (i) if Tenant is a partnership, a dissolution of the partnership or a change in ownership, legal or beneficial, of 50% or more of the partnership interests, whether by withdrawal or admission, voluntary or by operation of law;

     (ii) if Tenant is a corporation, the dissolution, consolidation or merger of Tenant (except a consolidation or merger in which Tenant is the surviving company) or the sale or transfer to a single buyer of more than 50% of the voting stock of Tenant; or

     (iii)distribution  or sale of over 50% of the value of Tenant's assets (net
          of  undistributed   consideration  received)  excluding  the  sale  of
          inventory other than a bulk sale.

          B. In the event that Tenant assigns this lease or sublets the Premises or any part thereof, as permitted herein, and at any time received rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay Landlord, Tenant shall pay to Landlord 100% of the gross excess in such rent as such rent is received by Tenant and 100% of any other consideration received by Tenant from such assignee or subtenant. In addition, should Landlord agree to an assignment or sublease agreement, Tenant will pay to Landlord on demand a sum equal to all Landlord's costs, including reasonable attorney's fees, incurred in connection with such assignment or transfer. If an assignment or subletting is approved, tenant shall be entitled to deduct from any excess proceeds described in this subparagraph 14.B. its reasonable expenses, including attorneys fees and leasing commissions, incurred in connection with such assignment of subletting.

     15. INSURANCE.

          A. Landlord agrees to maintain standard fire and extended coverage insurance covering the building or buildings of which the Premises are a part in an amount not less than 80% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning and Extended Coverage, such coverage and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which the Premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of this Paragraph 15, such insurance shall be for the sole benefit of Landlord and under its sole control.

     Notwithstanding the foregoing, the maximum amount Landlord shall pay for such insurance coverage shall be $.05 per square foot of the Premises for any one-year period and, if the cost of the insurance coverage exceeds this amount, the Tenant shall pay to Landlord such excess. Said payments shall be made to Landlord within thirty (30) days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be made pursuant to this subparagraph 15.A. shall be prorated for any portion of the Demised Term which is not a full premium period under said insurance policy.

          B. Tenant shall, throughout the term of this lease, at its cost and expense, provide and keep in force a comprehensive general public liability insurance policy in the amount of not less than $1,000,000.00 with respect to injury or death to any one person, $3,000,000.00 with respect to injury or death of number of persons and $500,000.00 with respect to fire damage of property. Tenant shall be solely responsible for keeping insured, to the extent Tenant elects, its own personal property located on the Premises.

     All insurance provided by Tenant as required by this subparagraph 15.B. shall name, as additional insured, Landlord and any mortgagees or deed to secure debt holders of the Premises, and be carried by such responsible companies and in such form satisfactory to Landlord.

     Tenant agrees to deliver to Landlord on or before the Commencement Date the original policy of insurance required by this subparagraph 15.B. or certificate thereof and evidence of payment of premium. At least thirty (30) days prior to the expiration of each such policy, Tenant shall deliver to Landlord the new original policy or certificate for renewal insurance and evidence of payment of premium.

     Tenant shall not violate or knowingly permit to be violated any of the conditions or provisions of any policy required by this subparagraph 15.B.


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     Each insurance policy (including renewal insurance) or certificates thereof issued by the insurer shall contain an agreement by the insurer that such policy shall not be cancelled without at least thirty (30) days prior written notice to Landlord, and in no event shall such policies be cancelled by Tenant without Landlord's prior written consent.

          C. Tenant and Landlord shall cooperate in connection with the collection of any insurance monies that may be due in the event of loss. Tenant and Landlord shall execute and deliver such proofs or loss and other instruments which may be required for the purpose of obtaining the recovery of any such insurance monies.

          D. Any insurance provided for in this Paragraph 15 may be effected by a policy or policies of blanket insurance; provided, however, that the amount of the total insurance allocated to the Premises shall be such as to furnish in protection the equivalent of separate policies in the amount herein required, and provided further that in all other respects, any such policy or policies shall comply with the other provisions of this lease. In any such case it shall not be necessary to deliver the original of any such blanket policy, but rather a certified duplicate as such policy or certificate thereof.

     16. DAMAGE OR DESTRUCTION; SUBROGATION.

          A. If the Premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

          B. If the Premises should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged thereby that rebuilding or repairs cannot, in Landlord's reasonable estimation, be completed within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

          C. If 50% or more of the gross square footage of the building in which the Premises are located is damaged or destroyed by any peril or casualty, Landlord shall have the right to terminate this Lease. Subject to the foregoing, if the Premises should be damaged or destroyed by any peril covered by the insurance to be provided by Landlord under subparagraph 15.A., but only to the extent that rebuilding or repairs can in Landlord's estimation be completed within one hundred fifty (150) days after the date upon which the Landlord is notified by Tenant of such damage, this lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, addition and other improvements which may have been placed in, on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate, except as otherwise provided in Paragraph 30.H.

          D. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed to secure debt covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate, except as otherwise provided in Paragraph 30.H.

          E. Each of Landlord and Tenant hereby releases the other from any loss or damage to property caused by fire or any other perils insured through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. Each of the Landlord and Tenant agrees that it will request its insurance carriers to include in its policies a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder.

     17. LIABILITY. Landlord shall not be liable to Tenant or Tenant's employees, agents, invitees, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on the Premises, resulting from and/or caused in part or whole by, the negligence or misconduct of Tenant, its employees, agents, invitees, patrons or visitors, or of any other person entering upon the Premises, or caused by the buildings and improvements located on the Premises becoming out of repair, use, generation, storage or disposal of toxic or hazardous materials or substances on the premises, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Premises, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the Landlord (including without limitation, the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation, attorney's fees and damages, both real and alleged, arising out of any such damage or injury, except injury to persons or damage to property to the extent caused by the negligence of Landlord or the failure of Landlord to repair any part of the Premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs.

     18. CONDEMNATION.

          A. If 50% or more of the gross square footage of the building in which the Premises are located should be taken for public or quasi-public use under governmental law, ordinance or regulation by right of eminent domain, or by private purchase in lieu thereof, Landlord shall have the right to terminate this lease and the rent shall be abated effective on the date of Landlord's election to so terminate. Additionally, if the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purpose for which that are being used, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective on the date of the physical taking of the Premises.

          B. If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease in not terminated as provided in subparagraph 18A., this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

          C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

     19. HOLDING OVER. Tenant shall, at the termination of this lease by lapse of time or otherwise, deliver immediate possession of the Premises to Landlord. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time, upon demand, as rental for the period of any such hold over, an amount equal to two hundred percent (200%) of the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord shall operate to extend this lease except as otherwise expressly provided. The preceding provisions of this Paragraph 19 shall not be constructed as Landlord's consent for Tenant to hold over.

     20. QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof, subject to the terms and provisions of this lease.

     21. EVENTS OF DEFAULT. The following events shall each be deemed to be an event of default by Tenant under this lease:

          A. Tenant shall fail to pay any installment of the rent herein required when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days after written notice of non-payment.

          B. Tenant shall become insolvent, or shall make a transfer to defraud creditors, or shall make an assignment for the benefit of creditors.

          C. Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof, or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

          D. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

          E. Tenant shall desert or abandon any substantial portion of the Premises.

          F. Tenant shall fail to comply with any term, provision or covenant of this lease (other than as set forth in clauses A. through E. in this Paragraph
21), and shall not cure such failure within thirty (30) days after written notice thereof to Tenant.

     22. REMEDIES. Upon the occurrence of any of the events of default described in Paragraph 21 hereof, Landlord shall have the option to pursue any one or more of the following remedies without notice or demand whatsoever:

          A. Terminate this lease in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by force if necessary (to the extent permitted by law), without being liable for prosecution or any claim of damages therefor, and Tenant agrees to pay to Landlord on demand the amount of all loss and damages which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

          B. Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by force if necessary (to the extent permitted by law), without being liable for prosecution or any claim for damages thereof, and relet the Premises and receive the rent therefor; and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the Premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this lease, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

          C. Enter upon the Premises, by force if necessary (to the extent permitted by law), without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

          D. Landlord shall have all other rights and remedies provided by law or in equity.

     In the event Tenant fails to pay any installment of rent hereunder within ten (10) days after such installment is due, to help defray the additional cost to Landlord for processing such late payments, Tenant shall pay to Landlord a late charge in an amount equal to three percent (3%) of such installment; and the failure to pay such amount within ten (10) days shall be an event of default hereunder. The provision for such late charge shall be in addition to all Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by the Landlord or its agents during the Demised Term shall be deemed a termination of this lease or an acceptance of the surrender of the Premises, and no agreement to terminate this lease or accept a surrender of the Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees so incurred.

     Tenant agrees to indemnify and hold Landlord harmless from any and all losses, costs, expenses (including, without limitation, attorney's fees), liabilities, causes of action, suits, claims, and damages arising out of, or in connection with any violation or breach of, or failure of Tenant to fully and completely observe, satisfy, perform and comply with, the terms and conditions of this lease.

     23. [deleted]

     24. MORTGAGES AND GROUND LEASES.

          A. Tenant hereby agrees and accepts that this lease is and shall be subject and subordinate to any mortgage(s) and/or deeds to secure debt (collectively referred to as the "Mortgage") now or any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon; provided, however, that if the holder of any such Mortgage elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said Mortgage. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by the holder of the Mortgage for the purpose of subjecting and subordinating this lease to the lien of any such Mortgage.

     If, in connection with obtaining financing or refinancing for the Premises, or a sale of the Premises, any lender or purchaser shall request reasonable modifications in this lease as a condition to such financing or purchase, Tenant will not unreasonably withhold or delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially and adversely affect Tenant's rights hereunder.

          B. Tenant hereby further agrees and accepts that this lease is and shall be subject and subordinate to any ground lease now or at any time hereafter affecting the Premises. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by the ground lessor of any ground lease affecting the Premises for the purpose of subjecting and subordinating this lease to any such ground lease.

     In the event any ground lessor of a ground lease affecting the Premises requests reasonable modifications in this lease, Tenant will not unreasonably withhold or delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially and adversely affect Tenant's rights hereunder.

     25. MECHANIC'S LIENS. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatever upon or in any matter to bind, the interest of Landlord in the Premises or to charge the rental payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of the lease.

     26. NOTICES. Any notice, demands, payments or other communications required or permitted to be delivered under this lease shall be given by personal delivery or by deposit in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

LANDLORD:                                 TENANT (After Commencement):

McDonald Windward Partners II, L.L.C.     Technology Service Group, Inc.
3715 Northside Parkway,                   1075 Windward Ridge Parkway, Suite 100
 Bldg 300, Suite 650                      Alpharetta, GA 30202
Atlanta, GA 30327                         Attn: President
Attn:  John R. McDonald
                                          TENANT (Prior to Commencement):
                                          Technology Service Group, Inc.
                                          20 Mansell Court East, Suite 200
                                          Roswell, GA 30076
                                          Attn: President
With copy to:

Roger M. Barzun
P.O. Box 767
Concord, MA 07142

All notices shall be deemed given upon personal delivery or deposit with a courier service that provides next-business-day service, except as otherwise specifically provided in this lease and except as to the payments of rent to Landlord which shall be effective upon receipt by Landlord.

     If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given accordance with the provisions of this Paragraph 26 to the same effect as if each had received such notice.

     27. RESTRICTIVE COVENANTS. Tenant acknowledges that this lease shall be subject and subordinate at all times to the Declaration of Easements, recorded, or to be recorded, in Forsyth County, Georgia Records, as the same may be amended from time to time (hereinafter referred to as the "Declaration"), which affects the Premises. Tenant agrees to comply with all of the terms and provisions of the Declaration, and not suffer or cause any act by Tenant or any of its employees, agents or invitees, which would violate the Declaration; provided, however, that Landlord warrants that Tenant's permitted use of the Premises does not violate the Declaration.

     28. REAL ESTATE BROKER. Tenant represents and warrants that the Tenant has dealt with no broker, agent or finder in connection with this lease other than Brannen Goddard Company, which broker is acting on behalf of Tenant and shall be paid a commission by Landlord pursuant to a separate agreement, and insofar as the Tenant knows, no other brokers, agent or finder negotiated this lease or is entitled to any commission or fee in connection herewith. Tenant agrees to indemnify, defend and hold Landlord free and harmless from and against all claims for broker's or agent's commissions or finder's fees by any person claiming to have been retained by Tenant in connection with this transaction, or any other losses, costs, expenses (including, without limitation, attorney's fees), liabilities, damages, causes of actions or suits arising out of the alleged employment or use of a broker, agent or finder by Tenant.

     29. LIMITATIONS AND LANDLORD'S LIABILITY. Any liability for damages or breach or nonperformance by Landlord, or arising out of the subject matter of this lease or the relationship created hereby, shall be limited to, and collectible only out of, Landlord's interest in the Premises and no personal liability is assumed by, or shall at any time be asserted against, Landlord or its affiliated corporations, its and their partners, venturers, directors, shareholders, officers, agents, servants and employees, or any of its or their successors or assigns; all such liability, if any, being expressly waived and released by Tenant. If Landlord, in violation of the terms of this lease or the provisions of law, withholds, denies or delays any consent which Tenant is required to obtain hereunder, Tenant may seek specific performance but shall not be entitled to damages therefor. Landlord's review, supervision, commenting on or approval of any aspect of work to be done by or for Tenant is solely for Landlord's protection and, except as expressly provided, creates no warranties or duties to Tenant or to third parties.

     30. MISCELLANEOUS.

          A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

          B. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this lease.

          C. Each party agrees to furnish to the other promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

          D. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

          E. Time is of the essence of this lease.

          F. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating whether this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining to this lease as may reasonably be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

          G. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

          H. All obligations of Tenant and Landlord hereunder not fully performed as of the expiration or earlier termination of the Demised Term shall survive the expiration or earlier termination of the Demised Term, including without limitation, all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the Demised Term, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises, including without limitation, all heating and air conditioning systems and equipment therein, in good condition and repair. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 30.H.

          I. If any clause, sentence, paragraph or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause, sentence, paragraph or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause, sentence, paragraph or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

          J. Provided Landlord is the prevailing party, Tenant agrees to pay any and all attorneys' fees and expenses Landlord incurs in enforcing any of the obligations of Tenant under this lease. Provided Tenant is the prevailing party, Landlord agrees to pay any and all attorneys' fees and expenses Tenant incurs in enforcing any of the obligations of Landlord under this lease.

          K. This lease shall create the relationship of Landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and sale.

          L. Neither this lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this lease voidable at Landlord's election.

          M. Because the Premises are on the open market and are presently being shown, this lease shall be treated as an offer with the Premises being subject to prior lease and such offer subject to withdrawal or non-acceptance by Landlord or to other use of the Premises without notice, and this lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

          N. All references in this lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.

          O. This lease may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same lease agreement.

     31. MONUMENT SIGNAGE. Tenant is authorized to erect, at its sole cost and expense, a monument sign identifying the Premises; provided, however, that such a sign must be: (a) compatible with the architectural standards of Windward Ridge, (b) in compliance with Windward sign standards, and (c) approved in advance by Landlord. Tenant shall submit plans to Landlord specifying the design, materials, and location of such a sign, and upon Landlord's and Windward's written approval of the plans, Tenant shall erect the sign in accordance with the approved plans.

     32. RENEWAL OPTION. Tenant is hereby granted the option to renew the term of this lease for a period of five (5) years (the "Renewal Term") in addition to the initial Demised Term, provided that Tenant shall not be in default hereunder at the time of exercise of such option or at the expiration of the Demised Term. Such option shall be exercised by giving Landlord written notice thereof not later than one hundred eighty (180) days prior to the date on which the term would otherwise expire. All of the terms, covenants, conditions, and provisions hereof, with the exception of this Paragraph 32, shall remain in full force and effect during the Renewal Term; provided, however, that the Base Rent payable under Paragraph 3 hereof shall increase during the Renewal Term by 115% of the Base Rent in effect at the expiration of the initial Demised Term.


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

     33. LANDLORD'S IMPROVEMENTS. Landlord's responsibility for the cost of constructing the improvements to the Premises described on Exhibit "B" shall not exceed the sum of $300,250.00, and Landlord's obligation for space planning and construction drawings for Tenant shall not exceed $7,500.00. Any costs in excess of these amounts, in addition to the cost of work outside of the scope of the plans and specifications described on Exhibit "B", shall be the sole responsibility of Tenant. Any modifications to the plans and specifications on Exhibit "B" (last revised November 6, 1996) must be approved by Landlord, which approval shall not be unreasonably withheld.

     EXECUTED BY LANDLORD, this 12th day of November, 1996.

                                   McDONALD WINDWARD PARTNERS II, L.L.C.,
                                   a Georgia limited liability company

                                   By:_______________________________________

                                   Title:____________________________________

     EXECUTED BY TENANT, this 12th day of November, 1996.

                                   TECHNOLOGY SERVICE GROUP, INC.,
                                   a Delaware corporation

                                   By:________________________________________

                                   Title:_____________________________________

                                   By:________________________________________

                                   Title:_____________________________________


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